UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2017 (May 9, 2017)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File Number)	20-0052541 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Offices)	07054 (Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  Wyndham Worldwide Corporation (Company) held its 2017 Annual Meeting on May 9, 2017.

(b)  At the 2017 Annual Meeting, five proposals were submitted to the Company’s shareholders.  The proposals are described in more detail in the Company’s proxy statement filed with the Commission on March 29, 2017.  The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following Directors to serve for a term ending at the 2018 annual meeting or until their respective successors are elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Stephen P. Holmes	84,864,372	2,601,257	6,921,282
Myra J. Biblowit	85,156,065	2,309,564	6,921,282
Louise F. Brady	86,506,951	958,678	6,921,282
James E. Buckman	86,654,448	811,181	6,921,282
George Herrera	85,382,772	2,082,857	6,921,282
The Right Honourable Brian Mulroney	85,016,489	2,449,140	6,921,282
Pauline D.E. Richards	84,654,437	2,811,192	6,921,282
Michael H. Wargotz	85,714,735	1,750,894	6,921,282

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of our named executive officers in our proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
70,582,274	16,537,868	345,487	6,921,282

Proposal 3

The Company’s shareholders voted, on an advisory basis, in favor of holding an annual advisory vote on the compensation of our named executive officers.

One Year	Two years	Three Years	Abstain
80,438,675	126,202	6,718,850	181,902

After considering these results, and consistent with its own recommendation, the Company’s Board of Directors has determined to continue to provide the Company’s shareholders with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.

Proposal 4

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstain	Broker Non-Votes
91,691,276	2,548,225	147,410	0

Proposal 5

The Company’s shareholders did not approve the shareholder proposal regarding political contributions disclosure.

Votes For	Votes Against	Abstain	Broker Non-Votes
32,406,486	53,467,722	1,591,421	6,921,282

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 10, 2017	By:	/s/ Nicola Rossi
Nicola Rossi Chief Accounting Officer